                                                                 EXHIBIT 10.23*

                      THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH
                      HAVE BEEN REMOVED AND REPLACED WITH AN ASTERISK,
                      HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
Agreement No. ______  REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406
                                                                         [LOGO]

                         SUPPLIER PARTNERING AGREEMENT

This agreement ("Agreement") is effective as of June 1, 2000 by and between the following parties:

       Pacesetter, Inc. (d/b/s St. Jude Medical CRMD), a St. Jude Medical Company, 15900 Valley View Court, Sylmar, California 91392-9221 ("Buyer"); and

       Wilson Greatbatch Ltd., 10000 Wehrle Drive, Clarence, New York 14031 ("Seller")

INTRODUCTION

The parties desire to establish a stable relationship based on a continuous improvement process leading toward world class benchmarks in quality, cost, inventory levels, delivery, technology, and service.

Therefore, Seller and Buyer mutually agree to the following:

1. TERM OF AGREEMENT. This Agreement begins on June 1, 2000 and will run until December 31, 2003 ("Initial Term"); provided, however, that the term of this Agreement may be extended pursuant to Section 9 of Exhibit A.

2. PURCHASE ORDERS; TERMS AND CONDITIONS OF SALE. Seller will provide Buyer products pursuant to purchase orders to be issued by Buyer's business units, including its Swedish affiliate. The general terms and conditions of sale for products sold by Seller to Buyer hereunder are set forth on Exhibit A attached to and made a part of this Agreement. The parties expressly agree that none of the terms and conditions of any standard purchase preprinted forms used by either Seller or the Buyer in effectuating the purchase and sale transactions contemplated by this Agreement (including, but not limited to, purchase orders, acknowledgements and acceptance forms, invoices, labels and shipping documents) which are inconsistent with, or in addition to, those contained in this Agreement shall have any force or effect.

3. PRICING. Pricing shall be as shown in Exhibit B, Attachment 1 (component parts) and Attachment 2 (batteries).

4. INVENTORY. Seller will maintain a finished inventory for each product at the level indicated in Exhibit B, Attachments 1 and 2. The level is a proportion of the estimated annual usage for the product and will be updated each quarter. If inventory drops below the indicated level at any time or is totally consumer by Buyer, Seller will promptly replenish inventory to the appropriate level as indicated in Exhibit B, Attachments 1 and 2. Seller will keep

       Buyer informed of the inventory level and location of each product. At Buyer's discretion, any inventory may be consigned to Buyer's facility. Buyer will be responsible for any resulting additional costs to Seller (as set forth on Exhibit A).

5. QUANTITY. Subject to Section 2.6 on Exhibit A, Buyer will purchase no less than the inventory commitment of each product indicated in Exhibit B, Attachments 1 and 2. Buyer will purchase its annual requirement of batteries and **** (by aggregate value) of its requirement for Component parts from Seller. Excluded from this obligation is Buyer's need for new or developing technologies that Seller is unable to supply at competitive prices and in time to meet Buyer's needs.

6. QUALITY/IMPROVEMENTS. Seller will start of maintain a JIT (just in time) program that includes the ability to measure and report on quality control and improvement processes. The JIT will include at least:

              -      On time delivery,

              -      Cost reductions,

              -      Benchmarking,

              -      Lead time reduction to meet benchmarks,

              - Statistical process controls (SPC) in critical process areas, and

              -      Inventory reduction.

       6.1 Seller will start and/or maintain a continuous improvement strategy for product quality, cost, delivery, inventory reduction, and service.

       6.2    Seller will have in place goals to improve performance for:

              - QUALITY to reduce Buyer's rejections of products to less than ***** PPM by the end of the initial one-year term of this Agreement. Beginning in the second year of this Agreement, the goal will be less than ***** PPM. Beginning in the third year of this Agreement, the goal will be less than *** PPM. The benchmark performance will be no more than *** PPM line fallout rejections found during Seller's processing without Buyer's inspection being needed.

              - DELIVERY to be 100% on time (up to three days early and zero days later).

       6.3    Time is of the essence for purposes of this Agreement.

       6.4 Seller will start and/or maintain a quality system or plan that meets the requirements of ISO-9000.

       6.5 Upon request by Buyer or Seller, Seller will participate, or be permitted to participate, in early supplier involvement with Buyer for Buyer's new products of the typo specified in this Agreement. Buyer will provide Seller with sufficient information and cooperation in connection therewith to permit Seller to qualify product for sale to Buyer.

       6.6 Seller will meet with Buyer on a regular basis to review programs, performance measurements, and barriers to progress. Seller and Buyer will mutually agree on taking actions to correct problems and eliminate barriers.

7. COMMUNICATION. Seller and Buyer will conduct quarterly reviews to facilitate the purposes of this Agreement. Also, Buyer will inform Seller of Buyer's planned production rates for the products to help Seller in its planning. Until further notice, the key people who will be responsible for routine communications between Seller and Buyer are:

       For Seller: Mark Amatuzzo, Program Manager - Batteries
            Paul Quattrini, Production Manager - Components
            Allan Gelb, Vice President - Components

       For Buyer:        Mary Lytle, Commodity Manager
                         Owe Eriksson, Director of Purchasing (Sweden)



8. BUYER'S DRAWINGS AND DESIGNS. Seller will use only drawings that have been mutually agreed upon to manufacture the products. Seller will never make or sell any products using Buyer's designs for anyone other than Buyer.

9.     CONFIDENTIAL INFORMATION.

       9.1 TREATMENT OF PROPRIETY INFORMATION. Each of WGL and Buyer (each a "receiving party") agrees to maintain all proprietary information disclosed by the other party to this Agreement (each a "disclosing party") in strict secrecy and confidence, and not to disclose such proprietary information to any third party, nor make any use of such information and technology for its own benefit or gain other than in carrying out its efforts under this Agreement. The receiving party agrees to have its employees sign agreements, or to have an appropriate corporate policy in effect, which requires them to keep confidential any proprietary information they learn in their positions at the receiving party; these agreements and/or policies shall require them to maintain confidentiality of proprietary information disclosed by the disclosing party. The receiving party further agrees that no proprietary information or materials will be supplied to any other corporation, partnership, laboratory, or individuals other than those approved in writing by the disclosing party, with the exception of disclosure to the FDA and similar regulatory agencies of information relative to obtaining regulatory approval.

       9.2 LIMITED RELEASE. The receiving party shall be released from the obligations of Section 9.1 to the extent that any of the disclosed information: (a) was already part of the public domain at the time of the disclosure by the disclosing party; (b) becomes part of the public domain through no fault of the receiving party (but only after and only to the extent that it is published or otherwise becomes part of the public domain); (c) was in the receiving party's possession prior to the disclosure by the disclosing party and was not acquired, directly, or indirectly, from the disclosing party or from a third party who was under a continuing obligation of confidence to the disclosing party; (d) is received (after the disclosure by the disclosing party) by the receiving party from a third party who did not require the receiving party to hold it in confidence and did not acquire it directly or indirectly from the disclosing party under a continuing obligation of confidence; or (e) is disclosed by the receiving party pursuant to judicial compulsion, provided that the disclosing party is notified at the time such judicial action is initiated. In addition, notwithstanding Section 9.1, Seller may provide proprietary information of Buyer to its subcontractors and vendors without Buyer's prior approval provided that WGL first requires may such subcontractor or vendor to sign a confidentiality agreement which requires them to keep confidential such Buyer information and not to use it except for the purpose of performing their obligations to Seller.

       9.3 TERM OF OBLIGATION. The obligation of the receiving party to receive and hold information disclosed by the disclosing party in confidence, as required by this Section 9, shall terminate eight (8) years from the date of disclosure of the information hereunder and shall survive any earlier termination of this Agreement.

       9.4 DISPOSAL UPON TERMINATION. In the event this Agreement is terminated, any samples, sketches, or other proprietary material provided by the disclosing party to the receiving party shall be destroyed or returned to the disclosing party, unless and to the extent such materials are necessary to the receiving party to provide continuing support.

10.    OTHER PROVISIONS.

       10.1 RELATIONSHIP OF THE PARTIES. There is no principal-agent relationship between the parties. Neither party will have any authority to contract, bind, or act on behalf of the other, and neither party will try to do so.

       10.2 SEPARABILITY AND WAIVER. If any part of this Agreement is not legally enforceable, only that part will be disregarded and the rest will stay in effect. If a party waives a particular term or condition, it will be for one time only, it will not change the Agreement, and the same term or condition can be enforced again later.

       10.3 ENDRE AGREEMENT; CHANGES. This Agreement contains the entire understanding of the parties regarding this subject and replaces all previous agreements. There are no written or oral agreements, understandings, or representations apart from this Agreement. This Agreement cannot be changed in any way except by a written document that both parties sign. No interference will be drawn from any difference between this Agreement and any prior negotiations, letters of intent, or drafts of this Agreement.

       10.4 NOTICES. Notices under this Agreement must be in writing. A party can send notice by U.S. certified or express mail, by express courier service (e.g., Federal Express), or by telephone fax to the other party, addressed as follows:

                 To Buyer at:

                 Dan Starks

                 President & CEO
                 St. Jude Medical Cardiac Rhythm Management Division 15900 Valley View Court
                 Sylmar, California 91392-9221

                 To Seller at:

                 Edward F. Voboril
                 President & CEO
                 Wilson Greatbatch Ltd.
                 10000 Wehrle Drive
                 Clarence, NY 14031


              or to whatever other address a receiving party may specify from time to time. The parties will consider that notice is given at the end of two business days after it is faxed, and/or five business days from the date it is deposited postage prepaid in the mail or given to an express courier service. A written receipt will be proof of delivery if it is signed by an authorized representative of the receiving party at the address above.

       10.5 EFFECT OF TERMINATION. Expiration or termination of this Agreement shall not affect or cause the release of monetary obligation which shall have accrued prior to such termination, and the parties obligations under Sections 9 and 10 and Sections 3 and 6 of Exhibit A shall continue in effect until fully satisfied.

       10.6 PUBLIC ANNOUNCEMENTS. Notwithstanding anything to the contrary contained in this Agreement, neither party may initiate or make any public announcement or other disclosure concerning the terms and conditions or the subject matter of this Agreement to any third party without the prior written approval of the other party except as may be required by law. In those circumstances where either party believes that any such disclosure is required by law, it shall (a) notify the other party on a timely basis in advance and (b) use its best efforts to seek confidential treatment of the material provisions of this Agreement to the greatest extent permitted by law.

       10.7 LAW. California law will govern this Agreement and its interpretation, as well as the rights and duties of the parties.




IN WITNESS OF THIS AGREEMENT, the parties have signed below by their authorized officers:


PACESETTER, INC.                   WILSON GREATBATCH, LTD.

By: /s/ James Reynolds             By: /s/ Edward F. Voboril
   -----------------------------      -------------------------------
     James Reynolds                     Edward F. Voboril

Title: Vice President, Materials   Title: President and CEO
      --------------------------         ----------------------------

Date: 5-24-2000                    Date: 5-24-2000
      --------------------------        -----------------------------


                                  EXHIBIT A
                                     TO
                         SUPPLIER PARTNERING AGREEMENT

This Exhibit A sets forth the general terms and conditions of sale for all products sold by Seller to Buyer pursuant to the Agreement to which it is attached.

1. DEFINITIONS. For purposes hereof, the following terms shall have the defined meanings set forth below:

       1.1 "AGREEMENT" means the Supplier Partnering Agreement to which this "Exhibit A" is attached.

       1.2 "BATTERIES" means all batteries and other power sources sold by Seller under this Agreement.

       1.3 "COMPONENTS" means all other products sold by Seller to Buyer under this Agreement.

       1.4 "CONSIGNMENT PRODUCTS" means all Batteries and Components consigned by Seller under this Agreement.

2.     ORDER, DELIVERY, PAYMENT, INSPECTION.

       2.1    ORDERS. All products shall be ordered by Buyer using Buyer's standard purchase order form which shall set forth, at a minimum, the quantity of products ordered, the address of the facility of Buyer (or its affiliate) to which product should be shipped and requested delivery dates.

       2.2 PAYMENT TERMS. Payment terms are as follows: (a) for Consignment Products purchased by Buyer, by the thirtieth (30th) day after the day on which Consignment Products shall have been withdrawn by Buyer or (b) for all other Batteries and Components purchased by Buyer, net 30 days from the date of the invoice, F.O.B. Clarence, NY or point of shipment, whichever is applicable. Payment terms for tooling and engineering charges are net 30 days from the date of the invoice.

       2.3 DELIVERY. Except for any Consignment Products, Seller shall deliver Products to Buyer's facility at Valley View Court in Sylmar, California, and/or to such other location(s) as Buyer may designate. Unless Buyer gives Seller written instructions as to the method of shipment and carrier, Seller shall select the methods of shipment and the carrier for the respective purchase order. Seller shall prepay transportation and similar charges upon shipment. Except for Consignment Products, title to all Products conforming to Buyer's purchase order shall pass, free and clear of all encumbrances, at the FOB shipping point, which shall be Seller's facility. Buyer assumes and agrees to bear all risk of damage or loss to the goods after delivery by Seller to the carrier at the FOB shipping point. Buyer hereby releases Seller from any and all claims and liability with respect to any such in-transit damages or losses to the goods. Buyer shall be responsible for securing insurance coverage to cover shipments and deliveries hereunder.

       2.4 INSPECTION. Seller shall perform testing to ensure that Products delivered by Buyer meet all applicable specifications. Buyer inspection of incoming Products will rely upon Seller testing and may consist of an examination of Seller's testing documentation as well as independent testing by Buyer. Notwithstanding the foregoing, Buyer shall attempt to inspect all products (including the Consignment Products) within thirty (30) days, but not to exceed sixty (60) days, and notify Seller if any of the products fail to meet Buyer's specifications and quality standards for such products.

       2.5 ACCEPTANCE. Buyer may reject any shipments or deliveries of products which are short, nonconforming, defective or deficient and may request correction and/or replacement. Rejected shipments or deliveries of products shall at the request of Seller be set aside for Seller inspection, or at the request of Seller shipped freight prepaid to Seller. All products returned to Seller shall be accompanied by a copy of their original shipping documents and the name and phone number of the person at Buyer to be contacted regarding such return. Promptly upon receipt of notice of such shortage, non-conformance, defect or deficiency, Seller shall immediately notify Buyer:

              (a) as to how Seller will replace the defective or deficient products upon return to Seller, ship replacement products, or otherwise promptly correct such shortage, non-conformance, or deficiency; and/or

              (b) whether such shipment of products shall be set aside and held by Buyer or returned to Seller and the address to which such affected products should be returned, or whether such products should otherwise be disposed of.

       If Buyer elects to cancel or rescind such purchase, Seller shall promptly refund and reimburse Buyer the price paid by Buyer for such purchase, including freight and shipping costs incurred by Buyer in such purchase, prior to the return of the same to Seller. If Buyer elects to have the product replaced, Seller shall bear or shall reimburse Buyer for all costs and expenses incurred by Buyer to repackage, ship and return affected products to Seller and shall issue a credit memo for the amount of the purchase price of the returned products.

       2.6 FORCE MAJEURE. In the event of fire, explosion, strikes, war, act of any governmental agency, material or labor shortage, transportation contingency, act of God or any other causes beyond the control of Seller ("Force Majeure"), Seller shall not be liable for any delay in shipment or non-delivery of Batteries or Components covered by this Agreement arising from Force Majeure, and Buyer shall be bound to accept the delayed shipment or delivery made within a reasonable time. In the event of Force Majeure, Buyer shall be excused for the failure to take and pay for Batteries or Components ordered under this

       Agreement, until such Force Majeure condition is removed. In the event such conditions cannot be corrected by the party affected within six
       (6) months of the occurrence of a Force Majeure event, then the other party shall have the option to terminate this Agreement upon one (1) month prior notice.

3.     WARRANTY. LIMITATION OF LIABILITY.

       3.1 Battery Warranty. Seller warrants that the Batteries delivered to Buyer will be free from defects in materials and workmanship at the time of sale. Seller's sole obligation under this warranty is the replacement of any Battery which is defective without charge. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE BATTERIES, WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BUYER EXPRESSLY ASSUMES ALL LIABILITY ARISING FROM OR IN CONNECTION WITH THE USE OF THE BATTERIES PURCHASED HEREUNDER, WHETHER BASED ON CONTRACT, WARRANTY, TORT OR OTHERWISE AND AGREES TO HOLD SELLER HARMLESS FROM SUCH CLAIMS.

       3.2    COMPONENT WARRANTY.

              (a) Seller warrants that each of the Components delivered to Buyer will meet all applicable specifications and will be free from defects in materials and workmanship at the time of sale. Seller's sole obligation under this Warranty is the repair or replacement, at its election, of any Component which is found, upon Seller's inspection not to meet such warranty. Such product will be repaired or replaced without charge provided that, (1) prior written approval is required before returning any product, and (2) any product return sent to Seller without prior written approval will be returned to the sender, freight collect.

              (b) This Warranty does not apply to depletion, wear and/or any failure occurring as a result of any of the following: normal use, abuse, misuse, any alteration or modification made to any Component without the express written consent of Seller, attempted disassembly, neglect, improper installation, of any other use inconsistent with any applicable law, rule, regulation or governmental directive, or any use inconsistent with the specifications or warning or recommended operating practices specific to the Component.

              (c) THE WARRANTY SET FORTH IN THIS SECTION 3.2 IS IN LIEU OF ALL OTHER WARRANTIES (EXCEPT OF TITLE), EXPRESSED, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

       3.3 LIMITATION OF LIABILITY. THE REMEDIES OF BUYER IN THE WARRANTY SET FORTH IN SECTION 3.1 WITH RESPECT TO BATTERIES AND IN THE WARRANTY SET FORTH IN SECTION 3.2 WITH RESPECT TO COMPONENTS ARE EXCLUSIVE, AND THE TOTAL LIABILITY OF SELLER WITH RESPECT TO ANY BATTERY OR ANY COMPONENT SOLD TO BUYER UNDER THIS

       AGREEMENT, OR FROM DELIVERY, INSTALLATION OR REPAIR COVERED BY OR FURNISHED UNDER ANY SALE TO BUYER, WHETHER BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY, OR OTHERWISE, SHALL NOT EXCEED THE PURCHASE PRICE OF THE PRODUCT UPON WHICH SUCH LIABILITY IS PLACED. SELLER SHALL IN NO EVENT BE LIABLE TO BUYER OR TO ANY SUCCESSOR IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE THEREOF RELATING TO THE SALE OF ANY BATTERY OR ANY COMPONENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF SUCH SALE OR ANY DEFECTS IN, OR FAILURE OF, OR MALFUNCTION OF THE PRODUCT UNDER SUCH SALE, INCLUDING BUT NOT LIMITED TO, DAMAGES BASED UPON LOSS OF USE, LOST PROFITS OR REVENUE, INTEREST, LOST GOODWILL, INCREASED EXPENSES AND/OR CLAIMS OF CUSTOMERS OF BUYER, WHETHER OR NOT SUCH LOSS OR DAMAGE IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY OR OTHERWISE.

4.     COMPLIANCE WITH LAW.

       4.1 VIOLATION OF LAW. Buyer and Seller shall each strictly observe and comply with all federal and local laws and regulations which may govern the manufacture, sale, handling and disposal of any products herein specified. Violation of any such law or regulation may be viewed as a breach of the Agreement, and may be cause for termination or suspension of sales thereunder. Nothing herein shall be construed to allow either party the right to cancel this Agreement for any inadvertent error or minor violation of any law or regulation by the other party.

       4.2 GOOD MANUFACTURING PRACTICES. Products shall be manufactured and tested by Seller in accordance with all applicable U.S. laws and United States Food and Drug Administration (FDA) regulations, including but not limited to the FDA's current Good Manufacturing Practice regulations in effect at the time of such manufacture or testing. Seller shall notify Buyer of any FDA inspection of its production facilities used to manufacture any products and shall furnish Buyer with copies of any Form 483 report and Establishment. Inspection Reports to the extent that they apply to any product.

       4.3 FDA COMPLIANCE. During the term of this Agreement Buyer shall have responsibility for obtaining at its expense, in its name and at its discretion any necessary device regulatory approvals from the U.S. Food and Drug Administration (i.e. PMA's or 501 (k)'s as the case may be), and applicable regulatory agencies of such other countries in which product incorporating the Batteries or Components will be sold. Seller shall supply Buyer will all documents, instruments, information, reports and advice and general assistance as is necessary to complete, and as is reasonable requested by Buyer in connection with such regulatory approval efforts.

       4.4 SELLER COMPLIANCE. Upon not less than three (3) business days' notice, Seller will provide such Buyer personnel as Buyer reasonably deems appropriate with reasonable access from time to time to Seller's facilities and records for the purpose of confirming Seller's compliance with requirement as noted in this Section 4, and for the further purpose of confirming, if reasonably deemed necessary by Buyer, Seller's compliance with applicable specification for Batteries and Components.

5. CONSIGNMENT. If Buyer requests Seller to consign any products to Buyer, the following terms and conditions shall apply:

       (a) Consignment Products shall be delivered to Buyer locations at which Buyer will use the products, based upon information supplied by Buyer to Seller. However, Seller shall have the option not to make any such shipment unless Buyer shall have paid all sums owing with respect to all previous quantities of products purchased by Buyer.

       (b) Seller shall use Federal Express or UPS or other recognized courier services to ship Consignment Products, as directed by Buyer, and shall charge Buyer's account with such courier service. Consignment Products shall be received by Buyer and stored by Buyer as Seller's property. All charges and expenses for receiving, handling, and storing such material shall be paid by Buyer. The Consignment Products in all cases shall be carefully segregated from other goods either of the same or different character belonging either to Buyer or to any third person, shall be marked as Seller's property, and shall be stored in an area in Buyer's facilities separate from and not mingled with other goods of Buyer or of any third person.

       (c) Buyer shall inspect all Products (including the Consignment Products) and notify Seller within one month if any of the Products fail to meet Buyer's specifications and quality standards for such Products.

       (d) Buyer shall comply with all laws which might in any way affect Seller's ownership of the Consignment Products from time to time stored in Buyer's facility(s) and shall indemnify and hold harmless Seller from and against all loss, damage, and expense arising out of any levy, attachment, lien or process involving the Consignment Products. Buyer shall be responsible for, and shall indemnify Seller against, any loss or shrinkage in the quantity of the Consignment Products while so stored, whether such loss or shrinkage is caused by theft or pilferage or by fire, flood, tornado or other similar catastrophe. Buyer shall purchase and maintain insurance covering all such losses and naming Seller as additional insured.

       (e) Buyer shall keep at all times a complete list or inventory of the Consignment Products so stored, copies of which list shall be furnished to Seller upon request. Upon not less than three (3) business days prior notice, Seller's representatives shall have reasonable access to the Consignment Products at Buyer's facilities for the purpose of verifying such lists or inspecting the condition of Consignment Products.

       (f) All public charges, whether in the nature of sales, occupational or other taxes or assessment or license fee, which shall be levied or assessed against the Consignment Products at Buyer's facilities, or against Buyer or Seller by reason hereof, by any federal, state or municipal authority, shall be paid by Buyer.

       (g) All Consignment Products shall remain the property of Seller and shall be held by Buyer as such until withdrawn from the consigned stock and purchased by Buyer pursuant to this Agreement. Buyer will withdraw products from the inventory of Consignment Products on a first-in-first-out basis for each product model.

       (h) From time to time, as Buyer shall purchase Consignment Products from Seller, it may withdraw the Consignment Products so purchased from Seller's consigned stock of the products at Buyer's facility(s). Upon each such withdrawal for purchase by Buyer pursuant to this Agreement, title to the Consignment Products so withdrawn shall pass to Buyer.

6.     OBLIGATIONS UPON TERMINATION.

       (a) Upon expiration of this Agreement for any reason whatsoever or if Buyer changes the model mix of, or discontinues, any Batteries or Components which it requires, Buyer shall purchase, or be deemed to have purchased from Seller, all of the remaining Consignment Products located at a Company facility, which met Buyer's specifications and quality standards at the time of receipt, as of the date of expiration or termination, at the prices in effect at such time. Payment shall be made in accordance with Section 2.2.

       (b) Upon expiration or termination of this Agreement for any reason whatsoever or if Buyer changes the model mix of, or discontinues, any Batteries or Components which it requires, Buyer agrees to purchase, within six (6) months, all Batteries and Components that Seller then holds either (i) as finished inventory or (ii) work-in-progress ("WIP") up to the maximum amount of inventory that Seller is required to maintain under Section 4 of the Agreement (provided, however that, for any WIP, Buyer shall only be required to reimburse Seller for the cost of any such material that Seller cannot reasonably use for other products).

7.     NEW TECHNOLOGY.

       7.1 During the Initial Term of this Agreement and any extension thereof, Seller agrees, subject to Section 7.2 and 7.3 below, to offer, develop and manufacture for, and to sell to, Buyer new Batteries and Components for Buyer's products incorporating any technology or intellectual property (collectively, "Technology") for such Batteries and Components which Seller now possesses or may hereafter develop or acquire, provided that Seller is not otherwise restricted by law or contract (due to intellectual property rights owned by third parties or designs the development of which were paid for in whole or in part by a customer) from selling products incorporating such Technology to Buyer ("New Products"). All New Products shall be subject to and covered by this Agreement (subject to Sections 7.2 and 7.3).

       7.2 With respect to any new Battery for a defibrillator product of Buyer (each, a "New Defibrillator Battery"), the parties agree that the pricing for any such New Defibrillator Battery shall be set by Seller as follows:

              7.2.1 for non-SVO technology, Seller's pricing to Buyer for such a New Defibrillator Battery will not exceed ****, which price will be reduced by **** ******* ************ in which Seller shall have delivered such a New Defibrillator Battery.

              7.2.2 for SVO technology, Seller's pricing to Buyer for such a New Defibrillator Battery will not exceed ****, which price will be reduced by ********* *********** in which Seller shall have delivered such a New Defibrillator Battery.

       7.3 For any new Product developed under this Section 7 for Buyer other than a New Defibrillator Battery, the parties agree to negotiate pricing for such New Product in good faith.

8. CONTINUITY OF SUPPLY. Seller acknowledges that Buyer has certain concerns regarding the continuity of its supply source for Batteries and Components in the event that a change of control occurs with respect to Seller. In that regard, Seller agrees as follows:

       8.1    This agreement is binding on Seller's successor and assigns.

       8.2 In the event that Seller sells all or substantially all of its assets to any third party, Seller shall require any such purchaser to assume and agree to perform all of Seller's obligations under and for the term of this Agreement.

       8.3 In addition, Seller agrees that, in connection with any sale of a controlling interest of Seller to any direct competitor of Buyer ("Acquiror"). Seller will notify any such potential Acquiror of its obligations under this Agreement.

       8.4    "Controlling interest" means:

              8.4.1 The acquisition by a competitor of Buyer of twenty-five percent (25%) or more of any class of securities of Seller;

              8.4.2 The acquisition by a competitor of Buyer of a right (whether by means of warrants, options, or otherwise) to acquire twenty-five percent (25%) or more of any class of securities of Seller;

              8.4.3 The granting of a right to representation of the Seller's board of directors to a competitor of Buyer (or a director, officer, employee, or agent of a competitor of Buyer) or the election to Seller's board of directors by a competitor of Buyer (or director, officer, employee or agent of a competitor of Buyer); or

              8.4.4 The establishment by the Seller of a joint venture in which a competitor of Buyer owns ten percent (10%) or more of any class of securities or has a right to ten percent (10%) or more of the profits of the venture.

9. OPTION TO EXTEND THE AGREEMENT. Buyer shall have the option to extend the term of this Agreement beyond the Initial Term for a period of two (2) years ("Option Extension Period") by delivering written notice to Seller not less than sixty (60) days prior to the extension date. The Option Extension Period, however, is subject to all of the following conditions:

     9.1 The prices for Batteries (see Attachment 2 to Exhibit B) and for Components (see Attachment 1 to Exhibit B) during the Option Extension Period shall be, at the option of * either: (a) the * for each such product * , or (b) prices for Batteries and Components * for all Batteries (in the aggregate) and for all Components (in the aggregate) sold to Buyer in each year of the Option Extension Period which is equal to * obtained by Seller for all Batteries (in the aggregate) and all Components ( in the aggregate), respectively, * ; and

     9.2 If * elects pricing under Section 9.1(b) above, Seller will notify Buyer as soon as is reasonably possible, as to the pricing applicable for the Option Extension Period. * as to the amount of the * that * with respect to Batteries (in the aggregate) and with respect to Components (in the aggregate). Seller will cooperate with the * so that the * within thirty (30) days of its appointment by Buyer. If the * of the price quoted by Seller, then Buyer will be solely responsible for the * of the * . If the price quoted by Seller is more than * , then Seller will be solely responsible for the * of the * .

     9.3  "    *    " under Section 9.1(b) above shall: (a)   be calculated
          according to Generally Accepted Accounting Principles (GAAP) and in a manner consistent with Seller's previous practices; and (b) * or *.

     9.4  Seller, Buyer, and   *   will cooperate in good faith to establish the
          relevant * of * to be included in the  * of *   . If Seller and Buyer
          have not agreed to the composition of the relevant  *  within thirty
          (30) days, then the relevant   *   will be finally   *   .

     9.5 Seller and Buyer will cooperate and negotiate in good faith in connection with allocating the aggregate price increases permitted by Buyer under Section 9.1(b) among individual Batteries and Components to be purchased by Buyer during the Option Extension Period.

                                      EXHIBIT B

                            PRICING AND INVENTORY LEVEL


The firm, fixed prices for Components are set forth on Attachment 1 to this Exhibit B and for Batteries are set forth on Attachment 2.





At least 30 days prior to each * , the parties will review the product quantity forecasts and * for batteries and component parts that * for batteries (aggregate) and for component parts (aggregate).

                            EXHIBIT B - ATTACHMENT 1
                     WILSON GREATBATCH & GREATBATCH HITTMAN
                                COMPONENT PARTS

--------------------------------------------------------------------------------
                                                      UNIT PRICE
                                                      6/1/00 THRU   % INVENTORY
    P/N            DESCRIPTION           12 MO EAU      12/30/01    REQUIREMENT
--------------------------------------------------------------------------------
6041534-099   ***********                 *******     $   *******        25%
--------------------------------------------------------------------------------
5015435-001   *****************           *******     $   *******        25%
--------------------------------------------------------------------------------
6041701-001   *******************         *******     $   *******        25%
--------------------------------------------------------------------------------
6041702-001   ****************            *******     $   *******        25%
--------------------------------------------------------------------------------
6041700-002   ******************          *******     $   *******        25%
--------------------------------------------------------------------------------
6041641-003   ********************        *******     $   *******        25%
--------------------------------------------------------------------------------
6041641-004   ***********************     *******     $   *******        25%
--------------------------------------------------------------------------------
7001630-001   *********************       *******     $   *******        25%
--------------------------------------------------------------------------------
7001441-012   ******************          *******     $   *******        25%
--------------------------------------------------------------------------------
6041696-002   ********                    *******     $   *******        25%
--------------------------------------------------------------------------------
6041504-099   **********                  *******     $   *******        25%
--------------------------------------------------------------------------------
6041697-001   *****                       *******     $   *******        25%
--------------------------------------------------------------------------------
6041556-001   **************              *******     $   *******        25%
--------------------------------------------------------------------------------
6041266-002   ************                *******     $   *******        25%
--------------------------------------------------------------------------------
3000909       *******************         *******     $   *******        25%
--------------------------------------------------------------------------------
3000881       *********************       *******     $   *******        25%
--------------------------------------------------------------------------------
3000885       ********                    *******     $   *******        25%
--------------------------------------------------------------------------------
3000899       ****************            *******     $   *******        25%
--------------------------------------------------------------------------------
3000622       **************              *******     $   *******        25%
--------------------------------------------------------------------------------
3000884       ************                *******     $   *******        25%
--------------------------------------------------------------------------------
3000621       **************              *******     $   *******        25%
--------------------------------------------------------------------------------
8001512       *****************           *******     $   *******        25%
--------------------------------------------------------------------------------
3001242       *********                   *******     $   *******        25%
--------------------------------------------------------------------------------
3001193       **********                  *******     $   *******        25%
--------------------------------------------------------------------------------
8000831       ************                *******     $   *******        25%
--------------------------------------------------------------------------------
8008873       ****************            *******     $   *******        25%
--------------------------------------------------------------------------------
8008556       *********************       *******     $   *******        25%
--------------------------------------------------------------------------------

                               EXHIBIT B - ATTACHMENT 2
                       WILSON GREATBATCH & GREATBATCH HITTMAN
                                     BATTERIES

--------------------------------------------------------------------------------------------------------------------
PART NUMBER        DESCRIPTION             12 MO EAU        UNIT PRICE 6/1/00 THRU          % INVENTORY
                                                                 12/30/01                   REQUIREMENT
--------------------------------------------------------------------------------------------------------------------
                                          PACER BATTERIES
--------------------------------------------------------------------------------------------------------------------
1120009-001         ****BATTERY              ******           $           ******                  0
--------------------------------------------------------------------------------------------------------------------
1120036-001         ****BATTERY              ******           $           ******                  0
--------------------------------------------------------------------------------------------------------------------
1120043-001         ****BATTERY              ******           $           ******                  0
--------------------------------------------------------------------------------------------------------------------
1120065-001         ****BATTERY              ******           $           ******                  0
--------------------------------------------------------------------------------------------------------------------
1120052-001         ****BATTERY              ******           $           ******                  25
--------------------------------------------------------------------------------------------------------------------
1120052-001         *****BATTERY             ******           $           ******                  25
                    (price effective**)
--------------------------------------------------------------------------------------------------------------------
TBD                 ******BATTERY            ******           $           ******                  0
                    (price effective**)
--------------------------------------------------------------------------------------------------------------------
1120055-001         **********BATTERY        ******           $           ******              10% (4 WKS. CONSIGNMENT
                                                                                                  STOCK AT VEDDESTA)
---------------------------------------------------------------------------------------------------------------------
1120056-001         **********BATTERY        ******           $           ******              10% (4 WKS. CONSIGNMENT
                                                                                                STOCK AT VEDDESTA)
---------------------------------------------------------------------------------------------------------------------
                                         ICD BATTERIES
---------------------------------------------------------------------------------------------------------------------
3001015             ********BATTERY           ******          $            ******                 25
---------------------------------------------------------------------------------------------------------------------
8001556             ********BATTERY           ******          $            ******                  0
---------------------------------------------------------------------------------------------------------------------
8006260             **************            ******          $            ******                 25
---------------------------------------------------------------------------------------------------------------------
1120503-001         **************            ******          $            ******                  0
---------------------------------------------------------------------------------------------------------------------
TBD                 ************              ******          $            ******                  0
----------------------------------------------------------------------------------------------------------------------
10003678            *********                 ******          $            ******                  0
----------------------------------------------------------------------------------------------------------------------
                                         CFX BATTERIES
----------------------------------------------------------------------------------------------------------------------
TBD                 CFX BATTERY                               $            ******                 0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                            EXHIBIT B - ATTACHMENT 1
                     WILSON GREATBATCH & GREATBATCH HITTMAN
                                COMPONENT PARTS

--------------------------------------------------------------------------------
                                                      UNIT PRICE
                                                      6/1/00 THRU    % INVENTORY
    P/N            DESCRIPTION           12 MO EAU     12/30/01      REQUIREMENT
--------------------------------------------------------------------------------
8008555       ********************        *******     $   *******        25%
--------------------------------------------------------------------------------
8008554       **********************      *******     $   *******        25%
--------------------------------------------------------------------------------
3001236       *********                   *******     $   *******        25%
--------------------------------------------------------------------------------
7001630-003   *******************         *******     $   *******        25%
--------------------------------------------------------------------------------
1080357-002   **********                  *******     $   *******         0%
--------------------------------------------------------------------------------
8001713       *********                   *******     $   *******         0%
--------------------------------------------------------------------------------
1080376-001   ******************          *******     $   *******         0%
--------------------------------------------------------------------------------
1080438-001   **********************      *******     $   *******         8%
--------------------------------------------------------------------------------
TBD           ********************        *******     $   *******        25%
--------------------------------------------------------------------------------
63-27-659     *****************           *******     $   *******        10%
--------------------------------------------------------------------------------
63-27-634     *******************         *******     $   *******        10%
--------------------------------------------------------------------------------
6041783-097   ****************            *******     $   *******        25%
--------------------------------------------------------------------------------
6041706-002   **************              *******     $   *******        25%
--------------------------------------------------------------------------------
64-16-759     **********                  *******     $   *******         0
--------------------------------------------------------------------------------
62-02-506     ************                *******     $   *******         0
--------------------------------------------------------------------------------
60-83-997     *********************       *******     $   *******        10%
--------------------------------------------------------------------------------
64-16-825     *********************       *******     $   *******        10%
--------------------------------------------------------------------------------
61-12-523     ************                *******     $   *******        10%
--------------------------------------------------------------------------------

Note:  Revision level determined by individual Purchase Orders

       The "Inventory Requirement" can be processed to completion and shipped within 5 calendar days.

       Seller inventories will be replenished within a period of 40 calendar days.

       Seller's obligation to maintain inventory is limited to the level reflected in "Inventory Requirement" column.

                                          -------------------------------------

Note: Revision level determined by individual Purchase Orders
      The "Inventory Requirement" can be processed to completion and shipped with 5 calendar days.
      Seller inventories will be replenished within a period of 40 calendar days.
      Seller's obligation to maintain inventory is limited to the level reflected in the "Inventory Requirement" column.
      'CFX pricing - Stainless steel case:

                        Quantity                   Unit Price

                        *********                    ********
                        *********                    ********
                        *********                    ********
                        *********                    ********
                        *********                    ********

      If annual requirements for a particular "Pacer Batter" falls below **** units the firm fixed price for that battery will become ********
      ****** Battery is a reduced size version of the ******
      Battery.



                                                ______________________










                                      2